DEPOSIT ON PENDING ACQUISITION (Details Narrative) - Amplerissimo Ltd [Member] - Share purchase agreement [Member] - USD ($)	1 Months Ended	12 Months Ended
	Aug. 19, 2014	Dec. 31, 2015
Price paid to the Seller		$ 6,041,924
Deposit on pending acquisition		0
Business acquisition purchase price payable to seller	$ 7,634,000
Business acquisition purchase price written off		$ 6,041,924
Business acquisition terms of agreement

The transaction contemplated that, at the closing (the "Closing"), Amplerissimo would have acquired from Seller all of the outstanding capital stock of B2IN for a purchase price of seven million euros (€7,000,000) or approximately $7,634,000